United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-00994

Burnham Investors Trust
(Exact name of registrant as specified in charter)
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Address of principle executive offices) (Zip Code)
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 874-3863
Date of fiscal year end: December 31
Date of reporting period: June 30, 2013

Item 1. Report to Shareholders.

JUNE 30, 2013

SEMI-ANNUAL

Report

THE BURNHAM FAMILY OF FUNDS

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund

Burnham Fund

For the first half of 2013, The Burnham Fund Class A shares rose 8.44%, vs Standard and Poor’s 500 Index (an unmanaged index), which rose 13.82%. The Fund underperformed the Morningstar Large-cap Growth Index, which rose 11.05%.

Except for a few periods of volatility and weakness, the equity markets were strong in the first half of 2013. Economic news in the US reported continued recovery in the form of moderate growth and healing of the labor markets. GDP would have been stronger were it not for the headwinds caused by the government sequester, which is holding back spending in the public and defense sectors. First quarter GDP was 1.1%, and second quarter (preliminary release on July 31) was a higher than expected 1.7%. The unemployment rate was 7.6%, on a steady decline since peaking at 10% in 2009.

With the exception of weak equity performance in Asia (excluding Japan), India, China and Latin America, global markets were strong. Investors are pivoting their sights to adjust to the next macro trend: the timing of when central banks including the US Federal Reserve will begin to remove monetary stimulus (“tapering”), and at what speed. US bond markets have been very weak as rates have moved higher very quickly; most bond indices posted losses for the first six months of 2013 and for the trailing year. Gold prices fell 26% in the first half and the commodity index was down 9% (UBS/Bloomberg index). Due in part to this, inflation is benign. The dollar is strong relative to other currencies (which holds down inflation) but it also reflects the relative stability of the US economy vs. weakness/stagnation abroad.

As of this writing, just over half the companies in the S&P 500 have reported second quarter earnings results. According to Standard and Poor’s, 66.4% have beaten consensus estimates. Analysts have raised their outlook for corporate earnings growth to 11% for 2013, back-loaded into the second half of the year. Their optimism is based on the private sector: strength in the home construction and auto sectors leading to an up-cycle in durable goods, steady reduction in the unemployment rate, and the wealth effect from the buoyant stock market and housing recovery boosting demand in the form of consumer spending.

As of June 30, 2013, our largest sector allocations were in consumer discretionary (including housing and autos), energy, information technology, and financials. Overweighted sectors relative to the S&P 500 were consumer discretionary, energy, and telecommunications services/media. Our lowest allocations were in utilities, materials, and industrials, and our underweighted sectors were health care, financials and industrials. The sectors that contributed most to our performance were consumer discretionary, financials and energy. Positions that contributed most to our performance were: Linked In Corp., American Express Co., Google, Inc. Class A, Chipotle Mexican Grill, Inc. Class A, and Energy Transfer Equity LP. Conversely, the sectors that detracted from performance were information technology, materials, and telecommunications services. We had overweight positions in Apple Computer, and a portfolio of homebuilders, all with substantial unrealized capital gains. These stocks were very strong performers last year, but weak during the first half of this year. Apple Computer has rebounded since June 30, and we have realized some of our gains in the housing sector.

We are positive on the equity markets as we head into the second half of the year. We believe the US economy has firmly turned the corner. GDP while sluggish, is still expected to be positive. Companies are at their most profitable levels since 2006, and have latitude to expand as demand returns; many are choosing to do so on our shores. Durable goods orders are rising cyclically in step with the housing sector, and auto sales are at their highest rate since 2007. Personal income is rising, and homeowner balance sheets are improving. The rate of medical inflation — now that the Affordable Care Act (ACA) is rolling out — is declining as expected. On the energy front, gasoline prices are down year over year, while crude and natural gas prices are higher — and the US continues to reap the benefit from the combination of energy efficiency and higher production. As for the negatives: we continue to be concerned about the obstructionist rhetoric in Washington. The budget deficit is dropping dramatically, but the hawkish House is unlikely to ease the sequester and may force yet another artificial debt ceiling crisis. Should this occur in the fall, we could feel its effects in the Q4-2013 and Q1-2014. US based multinationals’ earnings may be held back by the strong dollar as US goods become less competitive abroad. Consumer spending has weakened, we believe temporarily due to the elimination of the payroll tax cut this year. The housing market has recovered, but higher mortgage rates may have caused panic buying in some regions; and as rates move higher we may see housing sales and prices stall. Unknowns are ongoing sovereign debt risks, as well as political unrest in the Middle East.

We continue to emphasize equities that are in their own secular growth patterns, while seeking an overall yield comparable to the index. We favor energy and its many related industries because we believe the US will be in its own production renaissance for many years to come. Technology, autos, and select consumer cyclicals continue to be attractive sectors, and some companies are trading at very low multiples with healthy dividends. We are increasingly positive on the both the financial and health services sectors — the latter as companies adapt and innovate with the implementation of the ACA. The S&P 500 yields just under 2%, and the p/e ratio on forward 12 months earnings estimates is 14 times. These factors, plus subdued inflation and a continuing accommodative Federal Reserve lead us to maintain our positive outlook.

Jon Burnham
Portfolio Manager

2  BURNHAM FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Industries — Common Stock	% of net assets
Consumer Discretionary	26.06%
Energy	15.69%
Information Technology	12.56%
Financial Services	12.52%
Consumer Staples	10.88%
Health Care	7.34%
Telecommunications Services	4.34%
Industrials	3.75%
Materials	0.61%
93.75%

Top 10 Common Stock Holdings	% of net assets
Apple, Inc.	6.09%
The Williams Companies, Inc.	3.00%
Google, Inc., Class A	2.98%
Chipotle Mexican Grill, Inc., Class A.	2.91%
Pulte Group, Inc.	2.80%
American Express Co.	2.71%
Amazon.com, Inc.	2.56%
General Electric Co.	2.28%
Express Scripts Holding Co.	2.28%
Lennar Corp. Class A	2.22%
29.83%

TOTAL RETURN†

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	11.57%	5.99%	20.60%
Three years	17.18%	15.20%	18.45%
Five years	6.79%	5.70%	7.01%
Ten years	7.16%	6.61%	7.30%

Class C
One year	10.71%	9.71%	20.60%
Three years	16.31%	16.31%	18.45%
Five years	6.01%	6.01%	7.01%
Since inception	5.92%	5.92%	6.33%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	11.57%	5.99%	20.60%
Three years	60.90%	52.88%	66.20%
Five years	38.89%	31.95%	40.33%
Ten years	99.66%	89.69%	102.25%

Class C
One year	10.71%	9.71%	20.60%
Three years	57.34%	57.34%	66.20%
Five years	33.86%	33.86%	40.33%
Since inception	69.41%	69.41%	74.44%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FUND  3

Burnham Financial Services Fund

The year began on a positive note as investors began to overlook the political inertia in Washington and refocus on an improving economy. The domestic equity markets turned in a strong performance in the first half of 2013 and recorded its best second quarter since 2009. The Burnham Financial Services Fund returned 14.20%, slightly below the benchmark NASDAQ Bank Index, at 19.24%. Deal activity is on pace with 2012, but still slower than we anticipated. We continue to expect acceleration in activity which will directly benefit the Fund as we are positioned in financial companies that will grow through acquisition or will be takeover candidates.

The financial sector continues to be a market leader as improved economic conditions and a favorable move in the yield curve has supported the rally in the sector. Fed Chairman Bernanke’s comments regarding the plan to eventually wind down the monthly bond buying program introduced some volatility and had a temporary negative effect on an otherwise strong market. On the one hand, the Fed tapering signals confidence in the strength of the economy and improved economic conditions. However, there is some concern over the timing and the ramifications for the housing market. While some anticipated dates were given, we expect that the decision will be made only if and when economic data warrants such an action.

Economic data has remained generally positive. Housing statistics are strong and unemployment numbers are slowly moving in the right direction. Consumer confidence is at the highest level seen since 2008. The support provided by monetary easing has maintained positive momentum. While higher mortgage rates could slow the housing recovery, we suspect banks may be more amenable to lending as the rate environment improves. Home prices have staged a comeback, creating another bright spot in the economy. Institutional investors have re-emerged, contributing to the upswing in home prices. More definitive talks regarding the end of quantitative easing resulted in investors pulling a record amount of money from bond funds in the month of June, fueling a rotation into equities. Rates spiked higher following the announcement of the Fed slowing bond purchases, even as Fed officials reiterated that cutting back on bond purchases does not imply the Fed will be raising short term rates anytime soon.

Earnings have stabilized for most of the banking industry. The majority of reported earnings beat consensus estimates in the second quarter of the year, improving on lackluster earnings reported in the first quarter. The overall quality of earnings is better with more favorable operating trends. An increase in net interest income and fee income from higher loan balances and stronger mortgage banking activity, contributed to the upside. Additionally, credit has improved significantly, lowering provisioning costs. Management teams have commented that M&A talks have been accelerating. In the meantime, companies have effectively deployed capital through buybacks and increased dividends.

Deal activity so far this year has been unpredictable coming in “fits and starts.” The Fund has benefitted from maintaining positions in both the healthy acquirers’ of choice and the potential targets. Pricing has shown improvement, but has been prudent, taking into account expense saves and strategic growth opportunities. We have seen a good amount of activity in the “sea and sand” states as expected, where earlier in the credit crisis, many financial institutions in these markets came under strong pressure.

Atlantic Coast Federal (ACFC) and Sterling Bank (STL) are two examples of companies that announced they would be acquired under lucrative terms. The Fund exited the position in ACFC on the deal announcement as the deal terms initially were somewhat restrictive. We have also been very constructive on the buyers. SCBT (now known as First Financial Holdings) located in Columbia, South Carolina and with one of the top management teams in the Southeast, agreed to acquire First Financial Holdings, merging two of the oldest and largest banks in the region. Additional acquirers that performed well on deal announcements and added to the positive return in the first half of 2013 were BNC Bancorp, 1st United Bancorp and Home Bancshares.

The catalysts for M&A remain unchanged even as the pace has slowed from the same period last year. The economy is improving albeit at a slow pace, regulations are increasing as are capital requirements and the rate environment thus far remains difficult. Revenue growth has not returned to historic levels and management teams have lamented that the competition is fierce. Opportunity abounds as both strategic acquirers, having the capital and integration skills to execute deals, and sellers, who recognize the value in partnering with a stronger entity as a means to survive.

Anton Schutz
Portfolio Manager

4  FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Industries — Common Stock (Net of written options)	% of net assets
Banks — Regional	56.25%
Thrifts & Mortgage Finance	21.52%
Investment Banking & Brokerage	10.91%
Real Estate Investment Trust	5.49%
Unregistered Investment Company	0.44%
94.61%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
Yadkin Financial Corp.	6.29%
Park Sterling Corp.	4.54%
1st United Bancorp, Inc.	4.53%
ASB Bancorp, Inc.	4.23%
First Financial Holdings, Inc.	3.97%
Investors Bancorp, Inc.	3.95%
Cowen Group, Inc., Class A	3.91%
Gleacher & Co., Inc.	3.12%
OmniAmerican Bancorp, Inc.	3.12%
Customers Bancorp, Inc..	2.82%
40.48%

TOTAL RETURN†

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	Nasdaq Bank Index
Class A
One year	22.50%	16.40%	26.88%
Three years	9.33%	7.47%	12.04%
Five years	9.46%	8.35%	3.94%
Ten years	6.10%	5.56%	1.38%

Class C
One year	21.50%	20.50%	26.88%
Three years	8.50%	8.50%	12.04%
Five years	8.64%	8.64%	3.94%
Since inception	3.82%	3.82%	11.29%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	Nasdaq Bank Index
Class A
One year	22.50%	16.40%	26.88%
Three years	30.68%	24.14%	40.61%
Five years	57.16%	49.34%	21.33%
Ten years	80.83%	71.79%	14.71%

Class C
One year	21.50%	20.50%	26.88%
Three years	27.72%	27.72%	40.61%
Five years	51.32%	51.32%	21.33%
Since inception	35.83%	35.83%	14.00%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

FINANCIAL SERVICES FUND  5

Burnham Financial Industries Fund

The year began on a positive note as investors began to overlook the political inertia in Washington and refocus on an improving economy. The domestic equity markets turned in a strong performance in the first half of 2013 and recorded its best second quarter since 2009.

The financial sector continues to be a market leader as improved economic conditions and a favorable move in the yield curve has supported the rally. The Fund returned 9.4 % through the end of June, in line with comparative long/short strategies. The stated comparative benchmark index, the KBW Bank Index, returned 20.95% for the same time period. The Fund was re-categorized by Morningstar in January to more aptly correlate to the alternative investment category.

Fed Chairman Bernanke’s comments regarding the plan to eventually wind down the monthly bond buying program introduced some volatility in the first half of the year and had a temporary negative effect on an otherwise strong market. On the one hand, the Fed tapering signals confidence in the strength of the economy and improved economic conditions. However, there is some concern over the timing and the ramifications for the housing market. While some anticipated dates were given, we expect that the decision will be made only if and when economic data warrants such an action.

Economic data has remained generally positive. Housing statistics are strong and unemployment numbers are slowly moving in the right direction. Consumer confidence is at the highest level seen since 2008. The support provided by monetary easing has maintained positive momentum. While higher mortgage rates could slow the housing recovery, we suspect banks may be more amenable to lending as the rate environment improves.

More definitive talks regarding the end of quantitative easing resulted in investors pulling a record amount of money from bond funds in the month of June, fueling a rotation into equities. Rates spiked higher following the announcement of the Fed slowing bond purchases, even as Fed officials reiterated that cutting back on bond purchases does not imply the Fed will be raising short term rates anytime soon.

The Fund has maintained a moderate amount of short exposure considering both the risks associated with US domestic policy and more specific concerns in the banking sector. Net interest margin pressure, lack of meaningful loan growth and regulatory burdens remain. Bank management teams have expressed their frustration with the intense competitive landscape and the low interest rate environment impact on spreads and revenue. These factors have made us very constructive on M&A but somewhat cautious on the market exuberance versus fundamental valuations. We have taken an opportunity to cover some of our short positions at appropriate times given periodic market sell-off’s. However, the overall short exposure has contributed negatively considering the market performance year to date. As earnings are digested and the Fed decides the next steps with quantitative easing, we are positioned to mitigate any downside from the uncertainty.

Long investments in the Fund have performed very well. The increase in the yield on 10-year U.S. Treasuries improved investors’ overall outlook on the banking sector as was evidenced by the outperformance of the KBW Bank Index. An increase in share buyback announcements and dividend increases following Comprehensive Capital Analysis and Review (CCAR)stress test results added to the improved outlook. Capital One Financial (COF) and Suntrust Banks were among the investment holdings that contributed to the positive return, having benefitted from the improving economy. Additionally, M&A specific investments including Home BancShares, SCBT Financial and 1st United Financial, all active acquirers, announced deals with favorable terms with meaningful earnings upside.

Earnings have stabilized for most of the banking industry. The majority of reported earnings beat consensus estimates in the second quarter of the year, improving on lackluster earnings reported in the first quarter. The overall quality of earnings is improving with more favorable operating trends. An increase in net interest income and fee income from higher loan balances and stronger mortgage banking activity, respectively, contributed to the upside.

Additionally, credit has improved significantly, lowering provisioning costs. However, in situations where fundamentals do not appear to be catching up with the rally in share prices we will continue to see this as an opportunity to evaluate our existing short investments and hedge the portfolio.

We expect net interest margins to stabilize in the second half of 2013, and balance sheet growth and efficiency gains can drive earnings higher. M&A will continue to be a focus and we expect that strategic acquirers, with the capital and integration skills to execute deals, will continue to build franchise value and the sellers will look to partner with a stronger entity as a means to survive.

Anton Schutz
Portfolio Manager

6  FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Long Positions	97.68%
Short Positions	(22.38)%
Cash and Other Assets, Less Liabilities	24.7%
100.00%

Top 10 Industries (as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	41.70%	-13.97%	27.73%
Thrifts & Mortgage Finance	21.67%	-0.56%	21.11%
Real Estate Investment Trust	9.68%	0.00%	9.68%
Investment Banking & Brokerage	9.98%	-2.81%	7.17%
Other Diversified Financial Services	7.56%	-0.60%	6.96%
Diversified Banks	2.37%	-0.20%	2.17%
Consumer Finance	4.72%	-4.13%	0.59%
Life & Health Insurance	0.00%	-0.11%	-0.11%
	97.68%	-22.38%	75.30%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
Investors Bancorp, Inc.	8.84%
1st United Bancorp, Inc.	7.27%
Cowen Group, Inc., Class A	4.82%
SCBT Financial Corp.	4.54%
Capital One Financial Corp.	4.37%
Gleacher & Co., Inc.	4.15%
First Financial Holdings, Inc.	3.98%
Centerstate Banks, Inc.	3.97%
Zais Financial Corp.	3.40%
Two Harbors Investment Corp.	3.08%
48.42%

TOTAL RETURN†

Growth of $10,000 Since Inception

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index
Class A
One year	27.80%	21.41%	36.84%
Three years	7.27%	5.44%	11.99%
Five years	9.94%	8.82%	3.18%
Since inception	8.23%	7.62%	(2.06)%

Class C
One year	26.90%	25.90%	36.84%
Three years	6.52%	6.52%	11.99%
Five years	9.16%	9.16%	3.18%
Since inception	7.47%	7.47%	(2.06)%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index
Class A
One year	27.80%	21.41%	36.84%
Three years	23.43%	17.22%	40.40%
Five years	60.64%	52.60%	16.91%
Since inception	106.40%	96.01%	(17.36)%

Class C
One year	26.90%	25.90%	36.84%
Three years	20.86%	20.86%	40.40%
Five years	55.01%	55.01%	16.91%
Since inception	93.62%	93.62%	(17.36)%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

FINANCIAL INDUSTRIES FUND  7

Burnham Fund

Portfolio Holdings As of June 30, 2013 (Unaudited)

	Number of Shares	Value
Common Stocks 93.75% (percentage of net assets)
CONSUMER DISCRETIONARY 26.06%
Apparel, Accessories & Luxury 0.73%
•Under Armour, Inc., Class A	20,000	$1,194,200
Auto Manufacturers 1.90%
Ford Motor Co.	200,000	3,094,000
Auto Retail & Rental 0.61%
•Hertz Global Holdings, Inc.	40,000	992,000
Casino & Gaming 3.47%
Las Vegas Sands Corp.	40,000	2,117,200
•Melco Crown Entertainment, Ltd. — ADR	100,000	2,236,000
Wynn Resorts, Ltd.	10,000	1,280,000
		5,633,200
Home Improvement Retail 1.91%
Home Depot, Inc.	40,000	3,098,800
Homebuilding 6.82%
Lennar Corp. Class A	100,000	3,604,000
•Pulte Group, Inc.	240,000	4,552,800
•Toll Brothers, Inc.	90,000	2,936,700
		11,093,500
Internet Retail 4.47%
•Amazon.com, Inc.	15,000	4,165,350
•eBay, Inc.	60,000	3,103,200
		7,268,550
Restaurants 6.15%
•Chipotle Mexican Grill, Inc., Class A	13,000	4,736,550
McDonald’s Corp.	20,000	1,980,000
Starbucks Corp.	50,000	3,274,500
		9,991,050
Total Consumer Discretionary (Cost: $29,892,121)		42,365,300
CONSUMER STAPLES 10.88%
Consumer Products 1.79%
•SodaStream International, Ltd.	40,000	2,906,000
Distillers & Vintners 1.66%
Brown-Forman Corp. Class B	40,000	2,702,000
Food Retail 0.94%
•Fairway Group Holdings Corp.	63,500	1,534,795
Hypermarkets & Super Centers 2.76%
Costco Wholesale Corp.	25,000	2,764,250
CVS Caremark Corp.	30,000	1,715,400
		4,479,650
Packaged Food & Meats 3.73%
•The Hain Celestial Group, Inc.	50,000	3,248,500
McCormick & Co., Inc.	40,000	2,814,400
		6,062,900
Total Consumer Staples (Cost: $13,796,392)		17,685,345
	Number of Shares	Value
ENERGY 15.69%
Integrated Oil & Gas 1.46%
Chevron Corp.	20,000	$2,366,800
Oil & Gas — Exploration & Production 3.01%
BreitBurn Energy Partners LP	82,000	1,496,500
•Continental Resources, Inc.	10,000	860,600
Devon Energy Corp.	30,000	1,556,400
Memorial Production Partners LP	50,000	980,000
		4,893,500
Oil & Gas — Refining & Marketing 2.01%
Calumet Specialty Products Partners LP	90,000	3,274,200
Oil & Gas — Storage & Transportation 9.21%
DCP Midstream Partners LP	25,000	1,352,500
Energy Transfer Equity LP	50,000	2,991,000
Kinder Morgan, Inc.	70,000	2,670,500
MarkWest Energy Partners LP	30,000	2,005,500
Regency Energy Partners LP	40,000	1,078,800
The Williams Companies, Inc.	150,000	4,870,500
		14,968,800
Total Energy (Cost: $16,628,940)		25,503,300
FINANCIAL SERVICES 12.52%
Consumer Finance 2.71%
American Express Co.	59,000	4,410,840
Diversified Banks 4.55%
Bank of America Corp.	200,000	2,572,000
Citigroup, Inc.	30,000	1,439,100
JPMorgan Chase & Co.	25,000	1,319,750
Wells Fargo & Co.	50,000	2,063,500
		7,394,350
Life & Health Insurance 1.41%
MetLife, Inc.	50,000	2,288,000
Property & Casualty Insurance 2.85%
•Berkshire Hathaway, Inc.	30,000	3,357,600
Chubb Corp.	15,000	1,269,750
		4,627,350
Real Estate Investment Trust 1.00%
American Campus Communities, Inc.	40,000	1,626,400
Total Financial Services (Cost: $13,874,967)		20,346,940
HEALTH CARE 7.34%
Biotechnology 1.38%
•Regeneron Pharmaceuticals, Inc.	10,000	2,248,800
Health Care Equipment 0.83%
•Edwards Lifesciences Corp.	20,000	1,344,000
Health Care Services 3.49%
•Express Scripts Holding Co.	60,000	3,701,400
UnitedHealth Group, Inc.	30,000	1,964,400
		5,665,800
Pharmaceuticals 1.64%
Amgen, Inc.	10,000	986,600
Pfizer, Inc.	60,000	1,680,600
		2,667,200
Total Health Care (Cost: $10,733,785)		11,925,800

8  BURNHAM FUND  See Notes to Financial Statements

Burnham Fund

Portfolio Holdings (Continued) As of June 30, 2013 (Unaudited)

	Number of Shares	Value
INDUSTRIALS 3.75%
Construction & Engineering 1.47%
Chicago Bridge & Iron Co.	40,000	$2,386,400
Electrical Equipment Conglomerates 2.28%
General Electric Co.[a]	160,000	3,710,400
Total Industrials (Cost: $4,892,539)		6,096,800
INFORMATION TECHNOLOGY 12.56%
Computer Hardware 7.39%
Apple, Inc.[a]	25,000	9,902,000
International Business Machines Corp.	11,000	2,102,210
		12,004,210
Internet Software & Services 5.17%
•Google, Inc., Class A	5,500	4,842,035
•LinkedIn Corp., Class A	20,000	3,566,000
		8,408,035
Total Information Technology (Cost: $8,836,456)		20,412,245
MATERIALS 0.61%
Diversified Chemicals 0.61%
Monsanto Co.	10,000	988,000
Total Materials (Cost: $1,021,756)		988,000
TELECOMMUNICATIONS SERVICES 4.34%
Integrated Telecommunications Services 4.34%
AT&T, Inc.	75,000	2,655,000
Comcast Corp., Class A	45,000	1,884,600
Verizon Communications, Inc.	50,000	2,517,000
		7,056,600
Total Telecommunications Services (Cost: $5,760,643)		7,056,600
Total Common Stocks (Cost: $105,437,599)		152,380,330
Short-Term Instruments 5.50% (percentage of net assets)
Money Market Fund 1.81%
Fidelity Treasury Portfolio, 0.010%	2,937,695	2,937,695
Total Money Market Fund (Cost: $2,937,695)		2,937,695

	Face Value
Treasury Bill 3.69%
United States Treasury Bill,	$6,000,000	5,999,915
Total Treasury Bill (Cost: $5,999,915)		5,999,915
Total Short-Term Instruments (Cost: $8,937,610)		8,937,610
Total Investments 99.25% (Cost: $114,375,209)		$161,317,940
Call option written (0.15)% (Premiums received: $311,170)		(252,000)
Cash and other assets, less liabilities 0.90%		1,466,120
Net Assets 100.00%		$162,532,060

	Number of Contracts	Value
Call Option Written (0.15)% (percentage of net assets)
INDUSTRIALS (0.06)%
Industrial Conglomerates (0.06)%
General Electric, Calls @ 22 due Jan 14	(500)	$(105,000)
Total Industrials (Premiums received: $63,480)		(105,000)
INFORMATION TECHNOLOGY (0.09)%
Computer Hardware (0.09)%
Apple, Inc., Calls
@ 440 due Jan 14	(50)	(79,500)
@ 450 due Jan 14	(50)	(67,500)
		(147,000)
Total Information Technology (Premiums received: $247,690)		(147,000)
Total Call Option Written (Premiums received: $311,170)		(252,000)

Federal Income Tax Basis of Investments

The tax cost of investments at June 30, 2013 was $112,936,785.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2013 was $49,324,122 and $(942,967) respectively, and net unrealized appreciation was $48,381,155.

•	Indicates securities that do not produce income.
a	Securities or partial securities on which call/put options were written.

ADR — American Depositary Receipt

See Notes to Financial Statements  BURNHAM FUND  9

Burnham Financial Services Fund

Portfolio Holdings As of June 30, 2013 (Unaudited)

	Number of Shares	Value
Common Stocks 94.61% (percentage of net assets)
BANKS 56.25%
Banks — Regional 56.25%
1st United Bancorp, Inc.	450,000	$3,024,000
•Ameris Bancorp	95,750	1,613,387
•ASB Bancorp, Inc.	172,486	2,821,871
BNC Bancorp	152,358	1,739,928
Bridge Bancorp, Inc.	30,000	675,000
Centerstate Banks, Inc.	127,652	1,108,019
CoBiz Financial, Inc.	100,000	830,000
•ConnectOne Bancorp, Inc.	51,300	1,576,962
•Crescent Financial Bancshares, Inc.	395,770	1,733,473
•Customers Bancorp, Inc.	115,750	1,880,937
•Fidelity Southern Corp.	100,000	1,237,000
First Commonwealth Financial Corp.	100,000	737,000
First Community Corp.	5,958	54,814
•Jacksonville Bancorp, Inc.	57,701	27,696
•Metro Bancorp, Inc.	57,305	1,147,819
MetroCorp Bancshares, Inc.	67,735	661,094
NBT Bancorp, Inc.	27,223	576,311
•OmniAmerican Bancorp, Inc.	94,586	2,083,730
•Park Sterling Corp.	513,361	3,033,964
•Porter Bancorp, Inc.	308,538	262,257
SCBT Financial Corp.	10,000	503,900
•Seacoast Banking Corporation of Florida	288,034	633,675
State Bank Financial Corp.	50,000	751,500
•Suffolk Bancorp	50,000	817,000
United Financial Bancorp, Inc.	102,499	1,552,860
•Virginia Heritage Bank	59,400	905,850
•Westbury Bancorp, Inc.	100,000	1,366,000
•Yadkin Financial Corp.	299,297	4,202,130
		37,558,177
Total Banks (Cost: $34,349,809)		37,558,177
DIVERSIFIED FINANCIALS 16.84%
Investment Banking & Brokerage 10.91%
•Cowen Group, Inc., Class A	900,000	2,610,000
•Gleacher & Co., Inc.	150,218	2,085,026
•Silvercrest Asset Management Group, Inc., Class A	100,000	1,200,000
•SWS Group, Inc.	255,000	1,389,750
		7,284,776
Real Estate Investment Trust 5.49%
Ares Commercial Real Estate Corp.	87,500	1,120,875
New Residential Investment Corp.	150,000	1,011,000
ZAIS Financial Corp.	84,372	1,533,039
		3,664,914
Unregistered Investment Company 0.44%
•Peregrine Holdings LLC 144Aa,10,11,14	275,000	295,281
Total Diversified Financials (Cost: $12,698,521)		11,244,971
	Number of Shares	Value
Thrifts & Mortgage Finance 21.52%
Thrifts & Mortgage Finance 21.52%
Bank Mutual Corp.	98,750	$556,950
•Beneficial Mutual Bancorp, Inc.	75,000	630,000
Charter Financial Corp.	155,074	1,563,146
First Defiance Financial Corp.	19,250	434,088
First Financial Holdings, Inc.	125,000	2,651,250
First Pactrust Bancorp, Inc.	44,900	609,742
Fox Chase Bancorp, Inc.	25,083	426,411
Franklin Financial Corp.	50,000	900,500
Investors Bancorp, Inc.	125,000	2,635,000
•Kearny Financial Corp.	70,000	734,300
•Pacific Premier Bancorp, Inc.	153,300	1,873,326
ViewPoint Financial Group, Inc.	65,000	1,352,650
		14,367,363
Total Thrifts & Mortgage Finance (Cost: $11,099,890)		14,367,363
Total Common Stocks (Cost: $58,148,220)		63,170,511
Warrants 2.27% (percentage of net assets)
BANKS 2.27%
Banks — Regional 2.27%
•M&T Bank Corp., Expires 12/23/18	40,000	1,514,000
•Porter Bancorp, Inc., Expires 6/30/15[a,14]	45,651	—
		1,514,000
Total Banks (Cost: $1,281,600)		1,514,000
Total Warrants (Cost: $1,281,600)		1,514,000
Short-Term Instruments 0.18% (percentage of net assets)
Money Market Fund 0.18%
Fidelity Treasury Portfolio, 0.010%	124,652	124,652
Total Money Market Fund (Cost: $124,652)		124,652
Total Short-Term Instruments (Cost: $124,652)		124,652
Total Investments 97.06% (Cost: $59,554,472)		$64,809,163
Cash and other assets, less liabilities 2.94%		1,962,212
Net Assets 100.00%		$66,771,375

Federal Income Tax Basis of Investments

The tax cost of investments at June 30, 2013 was $59,814,813.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2013 was $11,289,852 and $(6,295,502), respectively, and net unrealized appreciation was $4,994,350.

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.

•	Indicates securities that do not produce income.
a	Indicates a fair valued security. Total market value for fair valued securities are $295,281, representing 0.44% of net assets.

10  BURNHAM FINANCIAL SERVICES FUND  See Notes to Financial Statements

Burnham Financial Industries Fund

Portfolio Holdings As of June 30, 2013 (Unaudited)

	Number of Shares	Value
Common Stocks 95.31% (percentage of net assets)
BANKS 41.79%
Banks — Regional 39.42%
1st United Bancorp, Inc.[a]	719,613	$4,835,799
Bridge Bancorp, Inc.	50,000	1,125,000
Centerstate Banks, Inc.[a]	304,515	2,643,190
•Customers Bancorp, Inc.	115,750	1,880,938
Fifth Third Bancorp	75,000	1,353,750
Home BancShares, Inc.	48,234	1,252,637
•Jacksonville Bancorp, Inc.	173,106	83,091
KeyCorp[a]	50,000	552,000
NBT Bancorp, Inc.[a]	54,447	1,152,643
•OmniAmerican Bancorp, Inc.[a]	42,174	929,093
•Park Sterling Corp.[a]	319,170	1,886,295
•Porter Bancorp, Inc.	252,439	214,573
Regions Financial Corp.	200,000	1,906,000
SCBT Financial Corp.	60,000	3,023,400
Synovus Financial Corp.	500,000	1,460,000
Webster Financial Corp.	47,400	1,217,232
Zions Bancorporation[b]	25,000	722,000
		26,237,641
Diversified Banks 2.37%
SunTrust Banks, Inc.[b]	50,000	1,578,500
Total Banks (Cost: $25,893,120)		27,816,141
DIVERSIFIED FINANCIALS 31.85%
Consumer Finance 4.72%
Capital One Financial Corp.[b]	50,000	3,140,500
Investment Banking & Brokerage 9.89%
•Cowen Group, Inc., Class A	1,106,579	3,209,079
•Gleacher & Co., Inc.[a]	198,990	2,761,981
Morgan Stanley[b]	25,000	610,750
		6,581,810
Other Diversified Financial Services 7.56%
Bank of America Corp.[a]	150,000	1,929,000
Citigroup, Inc.[b]	25,000	1,199,250
JPMorgan Chase & Co.[b]	20,000	1,055,800
New Mountain Finance Corp.	60,000	849,600
		5,033,650
Real Estate Investment Trust 9.68%
Ares Commercial Real Estate Corp.	87,500	1,120,875
New Residential Investment Corp.	150,000	1,011,000
Two Harbors Investment Corp.[a]	200,000	2,050,000
ZAIS Financial Corp.[a]	124,373	2,259,858
		6,441,733
Total Diversified Financials (Cost: $24,122,109)		21,197,693
THRIFTS & MORTGAGE FINANCE 21.67%
Thrifts & Mortgage Finance 21.67%
•Beneficial Mutual Bancorp, Inc.	75,000	630,000
First Financial Holdings, Inc.	125,000	2,651,250
Home Loan Servicing Solutions, Ltd.	50,000	1,198,500
Investors Bancorp, Inc.[a]	279,000	5,881,320
Northfield Bancorp, Inc.	100,000	1,172,000
•TFS Financial Corp.[a]	100,000	1,120,000
ViewPoint Financial Group, Inc.[a]	85,000	1,768,850
		14,421,920
Total Thrifts & Mortgage Finance (Cost: $10,861,566)		14,421,920
Total Common Stocks (Cost: $60,876,795)		63,435,754
	Number of Shares	Value
Warrants 2.28% (percentage of net assets)
BANKS 2.28%
Banks — Regional 2.28%
•M&T Bank Corp., Expires 12/23/18	40,000	$1,514,000
•Porter Bancorp, Inc., Expires 6/30/15[c,14]	136,956	—
		1,514,000
Total Banks (Cost: $1,281,600)		1,514,000
Total Warrants (Cost: $1,281,600)		1,514,000

	Number of Contracts
Put Option Long 0.09% (percentage of net assets)
DIVERSIFIED FINANCIALS 0.09%
Investment Banking & Brokerage 0.09%
Bank of NY Mellon Co. Puts @ 29 due Jul 13	500	54,500
Northern Trust Corp. Puts @ 55 due Jul 13	250	7,500
		62,000
Total Diversified Financials (Cost: $54,363)		62,000
Total Put Option Long (Cost: $54,363)		62,000

	Number of Shares
Short-Term Instruments 2.20% (percentage of net assets)
Money Market Fund 2.20%
Fidelity Treasury Portfolio, 0.010%	1,461,995	1,461,995
Total Money Market Fund (Cost: $1,461,995)		1,461,995
Total Short-Term Instruments (Cost: $1,461,995)		1,461,995
Total Investments 99.88% (Cost: $63,674,753)		$66,473,749
Short Sales (20.87)% (Proceeds: $11,474,914)		(13,887,777)
Call option written (0.95)% (Premiums received: $283,350)		(630,750)
Put option written (0.56)% (Premiums received: $462,469)		(374,200)
Cash and other assets, less liabilities 22.50%		14,973,644
Net Assets 100.00%		$66,554,666

See Notes to Financial Statements  BURNHAM FINANCIAL INDUSTRIES FUND  11

Burnham Financial Industries Fund

Portfolio Holdings (Continued) As of June 30, 2013 (Unaudited)

	Number of Shares	Value
Short Sales (20.87)% (percentage of net assets)
BANKS (13.79)%
Banks — Regional (13.79)%
Bank of the Ozarks, Inc.	(20,000)	$(866,600)
Community Bank System, Inc.	(68,318)	(2,107,610)
Cullen/Frost Bankers, Inc.	(13,467)	(899,192)
First Financial Bankshares, Inc.	(25,000)	(1,391,500)
National Penn Bancshares, Inc.	(70,000)	(711,200)
Prosperity Bancshares, Inc.	(30,000)	(1,553,700)
TCF Financial Corp.	(90,000)	(1,276,200)
Trustmark Corp.	(15,000)	(368,700)
		(9,174,702)
Total Banks (Premiums received: $7,566,462)		(9,174,702)
DIVERSIFIED FINANCIALS (6.52)%
Consumer Finance (3.78)%
Charles Schwab Corp.	(77,500)	(1,645,325)
•World Acceptance Corp.	(10,000)	(869,400)
		(2,514,725)
Investment Banking & Brokerage (2.74)%
Moody’s Corp.[b]	(20,000)	(1,218,600)
TD Ameritrade Holding Corp.	(25,000)	(607,250)
		(1,825,850)
Total Diversified Financials (Premiums received: $3,541,338)		(4,340,575)
THRIFTS & MORTGAGE FINANCE (0.56)%
Thrifts & Mortgage Finance (0.56)%
People’s United Financial, Inc.	(25,000)	(372,500)
Total Thrifts & Mortgage Finance (Premiums received: $367,114)		(372,500)
Total Short Sales (Proceeds: $11,474,914)		(13,887,777)
	Number of Contracts
Call Option Written (0.95)% (percentage of net assets)
BANKS (0.39)%
Banks — Regional (0.18)%
Zions Bancorporation, Calls @ 24 due Jul 13	(250)	(121,250)
Diversified Banks (0.21)%
SunTrust Banks, Inc., Calls
@ 29 due Oct 13	(250)	(83,750)
@ 31 due Oct 13	(250)	(52,000)
		(135,750)
Total Banks (Premiums received: $85,992)		(257,000)
DIVERSIFIED FINANCIALS (0.56)%
Consumer Finance (0.35)%
Capital One Financial Corp., Calls
@ 63 due Sep 13	(250)	(77,500)
@ 58 due Sep 13	(250)	(157,500)
		(235,000)
Investment Banking & Brokerage (0.01)%
Morgan Stanley, Calls @ 26 due Jul 13	(250)	(7,750)

	Number of Contracts	Value
Other Diversified Financial Services (0.20)%
Citigroup, Inc., Calls
@ 48 due Sep 13	(250)	$(65,000)
JP Morgan Chase & Co., Calls
@ 53 due Dec 13	(200)	(66,000)
		(131,000)
Total Diversified Financials (Premiums received: $197,358)		(373,750)
Total Call Option Written (Premiums received: $283,350)		(630,750)
Put Option Written (0.56)% (percentage of net assets)
DIVERSIFIED FINANCIALS (0.56)%
Investment Banking & Brokerage (0.05)%
Moody’s Corp., Puts
@ 50 due Nov 13	(100)	(14,400)
@ 45 due Jan 14	(100)	(12,500)
Morgan Stanley, Puts
@ 18 due Oct 13	(300)	(9,300)
		(36,200)
Life & Health Insurance (0.11)%
American International Group, Inc., Puts
@ 39 due Nov 13	(500)	(71,000)
Other Diversified Financial Services (0.40)%
Citigroup, Inc., Puts
@ 43 due Dec 13	(200)	(38,600)
JP Morgan Chase & Co., Puts
@ 48 due Dec 13	(200)	(37,200)
@ 40 due Dec 13	(200)	(11,200)
Walter Investment Mgmt. Corp., Puts
@ 32 due Dec 13	(500)	(180,000)
		(267,000)
Total Diversified Financials (Premiums received: $462,469)		(374,200)
Total Put Option Written (Premiums received: $462,469)		(374,200)

Federal Income Tax Basis of Investments

The tax cost of investments at June 30, 2013 was $64,263,889.

The unrealized gross appreciation/(depreciation) for all securities in the fund at June 30, 2013 was $11,725,072 and $(9,515,212), respectively, and net unrealized appreciation was $2,209,860.

•	Indicates securities that do not produce income.
a	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $14,988,523. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.
b	Securities or partial securities on which call/put options were written.
c	Indicates a fair valued security. Total market value for fair valued securities is $0, representing 0.00% of net assets.

12  BURNHAM FINANCIAL INDUSTRIES FUND  See Notes to Financial Statements

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13

Statements of Assets and Liabilities as of June 30, 2013 — (Unaudited)

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Assets:
Investments:
Investments in unaffiliated securities at value (cost $114,375,209, $59,259,191 and $63,674,753)[14,15]	$161,317,940	$64,513,882	$66,473,749
Investments in affiliated securities at value (cost $0, $295,281 and $0)[10,14]	—	295,281	—
Total investments at value (cost $114,375,209, $59,554,472 and $63,674,753)	161,317,940	64,809,163	66,473,749
Cash	1,700	5,397	29,867
Cash on deposit for securities sold short	—	—	14,988,523
Dividends and interest receivable	47,226	35,097	122,885
Receivable for capital stock sold	1,892,697	341,773	253,311
Receivable for investments sold	233,079	3,125,418	1,697,762
Receivable from investment adviser	—	4,648	10,641
Prepaid expenses	39,767	36,157	37,330
Other receivables	—	—	1,639
Total assets	163,532,409	68,357,653	83,615,707
Liabilities:
Payable for dividend declared on short sales	—	—	31,396
Payable for fund shares redeemed	556,607	158,361	323,682
Payable for investments purchased	—	1,350,718	1,704,990
Short sales at value*	—	—	13,887,777
Options written at value**[7,15]	252,000	—	1,004,950
Payable for auditing and legal fees	42,173	28,127	40,804
Payable for administration fees[2]	19,858	8,040	7,824
Payable for investment advisory fees[3]	10,625	5,436	13,550
Payable for distribution fees and service fees[4]	43,462	16,763	19,916
Payable for transfer agent fees	35,543	7,885	12,301
Accrued expenses and other payables	40,081	10,948	13,851
Total liabilities	1,000,349	1,586,278	17,061,041
Net assets	$162,532,060	$66,771,375	$66,554,666
Analysis of Net Assets:[8]
By source:
Par value	$476,254	$308,613	$537,073
Capital paid-in	106,634,683	65,775,933	62,439,758
Accumulated undistributed net investment income/(loss)	455,738	(282,106)	(183,622)
Accumulated net realized gain/(loss) on investments	7,963,484	(4,285,756)	3,634,455
Net unrealized appreciation on investments, written options and short sales	47,001,901	5,254,691	127,002
Net assets	$162,532,060	$66,771,375	$66,554,666
By share class:
Net assets:
Class A	$146,456,413	$61,128,682	$59,052,598
Class C	$16,075,647	$5,642,693	$7,502,068
NAV (par value $0.10 per share)
Class A5	$34.31	$21.72	$12.45
Class C	$32.57	$20.80	$11.98
Capital Shares outstanding: (unlimited number of Shares has been authorized)
Class A	4,268,936	2,814,860	4,744,282
Class C	493,604	271,270	626,449

*	The payables for shorts include proceeds received for the following amounts: Burnham Financial Industries Fund $11,474,914.
**	The Payables for options written include premiums received for the following amounts: Burnham Fund $311,170, Burnham Financial Services Fund $0 and Burnham Financial Industries Fund $745,819.

14  ASSETS AND LIABILITIES  See Notes to Financial Statements

Statements of Operations For the six months ended June 30, 2013 — (Unaudited)

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Investment income:
Interest	$1,596	$63	$80
Dividends*	1,542,977	269,442	536,634
Miscellaneous Income	4,998	3,234	7,820
Total income	1,549,571	272,739	544,534
Expenses:
Investment advisory fees[3]	488,417	223,697	276,365
Performance adjustment	—	—	(31,170)
Administration fees[2]	120,350	44,740	46,061
Interest expense on securities sold short	—	—	35,008
Dividend expense on securities sold short	—	—	130,639
Service fees (Class C)[4]	18,929	6,026	9,163
Distribution fees (Class A)[4]	184,578	68,540	81,126
Distribution fees (Class C)[4]	56,788	18,077	27,490
Transfer agent fees	95,518	55,940	49,281
Audit and legal fees	53,952	58,317	56,994
Reports to shareholders	14,229	14,664	12,477
Trustees’ fees and expenses	11,260	11,524	11,445
Custodian fees	13,178	12,819	17,606
Registration fees and expenses	40,342	31,293	32,976
Fund accounting expenses	47,863	19,667	21,677
Miscellaneous expenses	9,674	23,214	19,249
Total expenses before reimbursement	1,155,078	588,518	796,387
Net contractual reimbursement by adviser[6]	—	(33,673)	(68,231)
Net expenses	1,155,078	554,845	728,156
Net investment income (loss)	394,493	(282,106)	(183,622)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain on investments	5,780,711	1,566,152	1,919,913
Realized gain on written options	380,242	110,186	1,472,399
Realized gain on short sales	—	—	391
Net realized gain from securities, written options and short sales transactions	6,160,953	1,676,338	3,392,703
Unrealized appreciation/(depreciation) on:
Net unrealized appreciation on investments	6,476,100	6,220,316	4,473,890
Net unrealized appreciation (depreciation) on written options	21,876	(12,500)	(171,553)
Net unrealized depreciation on short sales transactions	—	—	(2,159,024)
Net unrealized appreciation of investments, written options and short sales transactions	6,497,976	6,207,816	2,143,313
Net increase in net assets resulting from operations	$13,053,422	$7,602,048	$5,352,394

*	Net of foreign taxes withheld of $300 for the Burnham Fund.

See Notes to Financial Statements  OPERATIONS  15

Statements of Changes in Net Assets

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Industries Fund
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase/(decrease) in Net Assets
From operations:
Net investment income (loss)	$394,493	$1,259,959	$(282,106)	$(173,957)	$(183,622)	$(418,486)
Net realized gain (loss) on transactions	6,160,953	4,372,570	1,676,338	(529,481)	3,392,703	3,348,734
Unrealized appreciation	6,497,976	6,700,453	6,207,816	9,684,466	2,143,313	10,607,929
Net increase in net assets resulting from operations	13,053,422	12,332,982	7,602,048	8,981,028	5,352,394	13,538,177
Distributions to shareholders:
From net investment income:
Class A shares	—	(224,455)	—	—	—	—
Total distributions from net investment income	—	(224,455)	—	—	—	—
From realized gains from securities transactions:
Class A shares	—	(4,293,637)	—	—	—	(1,632,978)
Class C shares	—	(414,647)	—	—	—	(239,680)
Total distributions from realized gains	—	(4,708,284)	—	—	—	(1,872,658)
Total distributions to shareholders	—	(4,932,739)	—	—	—	(1,872,658)
Increase/(decrease) in net assets derived from capital share transactions	(9,108,422)	58,764,484	9,115,676	1,068,693	3,600,770	(15,452,254)
Redemption fees[13]	10,757	2,977	1,593	2,430	2,927	12,535
Increase/(decrease) in net assets for the period	3,955,757	66,167,704	16,719,317	10,052,151	8,956,091	(3,774,200)
Net assets:
Beginning of period	158,576,303	92,408,599	50,052,058	39,999,907	57,598,575	61,372,775
End of period	$162,532,060	$158,576,303	$66,771,375	$50,052,058	$66,554,666	$57,598,575
Undistributed net investment income/(loss), end of period	$455,738	$61,245	$(282,106)	$—	$(183,622)	$—

16  CHANGES IN NET ASSETS  See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Industries Fund
	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$13,148,803	$85,004,306	$16,771,631	$16,745,616	$10,733,061	$8,556,977
Net asset value of shares issued to shareholders in reinvestment of dividends	—	3,977,455	—	—	—	1,465,207
Cost of shares redeemed	(23,680,360)	(42,306,042)	(8,813,082)	(16,822,321)	(6,877,269)	(24,848,035)
Net increase/(decrease)	$(10,531,557)	$46,675,719	$7,958,549	$(76,705)	$3,855,792	$(14,825,851)
Class C
Net proceeds from sale of shares	$2,325,284	$12,534,716	$1,286,122	$1,738,976	$591,938	$795,036
Net asset value of shares issued to shareholders in reinvestment of dividends	—	394,570	—	—	—	212,505
Cost of shares redeemed	(902,149)	(840,521)	(128,995)	(593,578)	(846,960)	(1,611,747)
Net increase/(decrease)	$1,423,135	$12,088,765	$1,157,127	$1,145,398	$(255,022)	$(604,206)
Class I*
Cost of shares redeemed	—	—	—	—	—	(22,197)
Net decrease	$—	$—	$—	$—	$—	$(22,197)
Net increase/(decrease) in net assets derived from capital shares transactions	$(9,108,422)	$58,764,484	$9,115,676	$1,068,693	$3,600,770	$(15,452,254)
Share Transactions
Class A
Shares sold	392,785	2,635,642	817,225	937,652	894,748	824,414
Shares issued for reinvestments	—	124,842	—	—	—	127,966
Shares redeemed	(706,083)	(1,309,052)	(427,453)	(963,294)	(575,048)	(2,372,238)
Net increase/(decrease)	(313,298)	1,451,432	389,772	(25,642)	319,700	(1,419,858)
Class C
Shares sold	72,166	404,926	64,963	101,652	51,677	76,532
Shares issued for reinvestments	—	12,992	—	—	—	19,214
Shares redeemed	(27,579)	(27,037)	(6,548)	(35,916)	(73,646)	(159,224)
Net increase/(decrease)	44,587	390,881	58,415	65,736	(21,969)	(63,478)
Class I*
Shares redeemed	—	—	—	—	—	(2,996)
Net decrease	—	—	—	—	—	(2,996)

*	On December 19, 2011, all Class I shares of Burnham Financial Industries Fund were closed to new and subsequent investments. As of October 18, 2012 there are no Class I shares outstanding.

See Notes to Financial Statements  CHANGES IN NET ASSETS  17

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain(loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total distributions
Burnham Fund
CLASS A SHARES[d]
6/30/13 (unaudited)	$31.65	$0.09	$2.57	$2.66	$—	$—	$—	$—
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)
12/31/2011	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)
12/31/2010	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)
12/31/2009	17.95	0.06	5.55	5.61	—	—	—	—
12/31/2008	29.84	0.06	(11.50)	(11.44)	(0.18)	—	(0.27)	(0.45)
CLASS C SHARES
6/30/13 (unaudited)	$30.16	$(0.03)	$2.44	$2.41	$—	$—	—	—
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)
12/31/2011	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)
12/31/2010	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)
12/31/2009	17.68	(0.09)	5.43	5.34	—	—	—	—
12/31/2008	29.32	(0.13)	(11.24)	(11.37)	—	—	(0.27)	(0.27)
Burnham Financial Services Fund
CLASS A SHARES[g]
6/30/13 (unaudited)	$19.03	$(0.09)	2.78	$2.69	$—	$—	$—	$—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—
12/31/2011	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)
12/31/2010	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)
12/31/2009	14.39	0.25	2.46	2.71	(0.15)	—	—	(0.15)
12/31/2008	17.70	0.43	(3.07)	(2.64)	(0.47)	(0.06)	(0.14)	(0.67)
CLASS C SHARES
6/30/13 (unaudited)	$18.30	$(0.16)	2.66	$2.50	$—	$—	$—	$—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—
12/31/2011	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—
12/31/2010	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)
12/31/2009	14.18	0.14	2.41 [h]	2.55	(0.07)	—	—	(0.07)
12/31/2008	17.47	0.44	(3.15)	(2.71)	(0.38)	(0.06)	(0.14)	(0.58)
Burnham Financial Industries Fund
CLASS A SHARES
6/30/13 (unaudited)	$11.40	$(0.03)	$1.08	$1.05	$—	$—	$—	$—
12/31/2012	9.39	(0.06)	2.44	2.38	—	—	(0.37)	(0.37)
12/31/2011	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)
12/31/2010	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)
12/31/2009	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)
12/31/2008	10.32	0.25	(1.00)	(0.75)	(0.16)	—	(0.41)	(0.57)
CLASS C SHARES
6/30/13 (unaudited)	$11.01	$(0.07)	$1.04	$0.97	$—	$—	$—	$—
12/31/2012	9.14	(0.13)	2.37	2.24	—	—	(0.37)	(0.37)
12/31/2011	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)
12/31/2010	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)
12/31/2009	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)
12/31/2008	10.25	0.17	(0.97)	(0.80)	(0.12)	—	(0.41)	(0.53)

18  FINANCIAL HIGHLIGHTS  See Notes to Financial Statements

				Ratio to average net assets %
Redemption fees[a,b]	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery[6]		Ratio of total expenses before reimbursement/ recovery[6]		Ratio of net investment income (loss)	Portfolio turnover rate %[c]

$0.00	$34.31	8.40 [e]	$146,456	1.35	[f]	1.35	[f]	0.55 [f]	25	[c]
0.00	31.65	12.61	145,034	1.38		1.43		0.91	82
0.00	29.00	5.40	90,790	1.40		1.40		0.35	89
0.00	28.70	22.45	80,940	1.51		1.44		0.22	58
0.00	23.56	31.11	70,019	1.53		1.52		0.32	48
0.00	17.95	(38.30)	57,740	1.39		1.44		0.23	45

$0.00	$32.57	7.99 [e]	$16,076	2.10	[f]	2.10	[f]	(0.20)[f]	25	[c]
0.00	30.16	11.77	13,542	2.13		2.18		0.16	82
0.00	27.84	4.64	1,618	2.14		2.14		(0.35)	89
0.00	27.80	21.60	459	2.26		2.19		(0.62)	58
0.00	23.02	30.13	92	2.28		2.26		(0.44)	48
0.00	17.68	(38.75)	19	2.14		2.19		(0.51)	45

$0.00	$21.72	14.14 [e]	$61,129	1.80	[f]	1.91	[f]	(0.89)[f]	83	[c]
0.00	19.03	23.41	46,157	1.70		2.24		(0.35)	168
0.00	15.42	(10.34)	37,801	1.80		1.90		(0.39)	129
0.00	17.21	2.07	44,248	1.80		1.73		0.05	137
0.00	16.95	18.90	42,447	1.75		1.85		1.66	181
0.00	14.39	(14.78)	38,099	1.60		1.85		2.65	190

$0.00	20.80	13.66 [e]	$5,643	2.55	[f]	2.66	[f]	(1.64)[f]	83	[c]
0.00	18.30	22.49	3,895	2.43		2.99		(1.08)	168
0.00	14.94	(11.02)	2,199	2.55		2.63		(1.15)	129
0.00	16.79	1.30	3,468	2.56		2.48		(0.62)	137
0.00	16.66	18.12	1,348	2.50		2.59		0.96	181
0.00	14.18	(15.45)	921	2.35		2.60		2.88	190

$0.00	$12.45	9.21 [e]	$59,053	2.29	[f,i]	2.51	[f,j]	(0.51)[f,k]	92	[c]
0.00	11.40	25.38	50,459	2.18	[i]	2.69	[j]	(0.61)[k]	204
0.00	9.39	(15.26)	54,851	2.63	[i]	2.75	[j]	(1.08)[k]	148
0.00	11.92	2.41	101,610	2.38	[i]	2.30	[j]	0.06 [k]	159
0.00	11.77	31.00	110,699	2.67	[i]	2.72	[j]	0.75 [k]	229
0.00	9.00	(6.99)	71,926	2.24	[i]	2.45	[j]	2.61 [k]	279

$0.00	$11.98	8.81 [e]	$7,502	2.99	[f,l]	3.21	[f,m]	(1.21)[f,n]	92	[c]
0.00	11.01	24.54	7,140	2.86	[l]	3.39	[m]	(1.29)[n]	204
0.00	9.14	(15.85)	6,504	3.33	[l]	3.46	[m]	(1.77)[n]	148
0.00	11.67	1.69	11,160	3.08	[l]	3.00	[m]	(0.68)[n]	159
0.00	11.58	30.04	12,591	3.38	[l]	3.43	[m]	0.09 [n]	229
0.00	8.92	(7.63)	7,259	2.94	[l]	3.16	[m]	1.76 [n]	279

See footnotes on following page

See Notes to Financial Statements  FINANCIAL HIGHLIGHTS  19

Financial Highlights (Continued)

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Not Annualized.
d	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
e	Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
f	Annualized.
g	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.
h	The Adviser reimbursed the Burnham Financial Services Fund for a loss on transaction that did not meet the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.
i	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.75%, 1.59%, 1.74%, 1.99%, 1.91% and 1.88%, for 06/30/2013, through 12/31/2008, respectively.
j	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.97%, 2.10%, 1.95%, 2.11%, 1.82% and 1.93%, for 06/30/2013, through 12/31/2008, respectively.
k	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been 0.03%, (0.02)%, (0.27)%, (0.44)%, 0.54% and 1.54%, for 06/30/2013, through 12/31/2008, respectively.
l	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.45%, 2.27%, 2.44%, 2.69%, 2.61% and 2.58%, for 06/30/2013, through 12/31/2008, respectively.
m	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.67%, 2.80%, 2.65%, 2.82%, 2.52% and 2.63%, for 06/30/2013, through 12/31/2008, respectively.
n	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.67)%, (0.70)%, (0.94)%, (0.72)%, (0.21)% and 0.89%, for 06/30/2013, through 12/31/2008, respectively.

20  FINANCIAL HIGHLIGHTS  See Notes to Financial Statements

Notes to Financial Statements (Unaudited)

1. Valuing Securities

Accounting Policies

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Burnham Asset Management (“Management” or the “Adviser”) believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available sale price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by Management. During the period ended June 30, 2013, the Burnham Financial Industries Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only the Burnham Financial Industries Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

NOTES TO FINANCIAL STATEMENTS  21

Notes to Financial Statements (Continued) (Unaudited)

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. As of June 30, 2013 no securities were out on loan.

Use of Management Estimates

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3. Management Fees

Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Industries Fund	0.90%

The Adviser’s basic fee with respect to Burnham Financial Industries Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month.

4. Distribution Fees and Commissions

Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds have adopted distribution plans under the Investment Company Act of 1940, as amended (the “1940 Act”), to reimburse the Distributor for services provided for distributing shares of the funds.

The following funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Industries Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Industries Fund	0.25%

For the period ended June 30, 2013, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A Sales Commission/ CDSC	Class A CDSC	Class C CDSC	Broker Commissions
Burnham Fund	$4,328	$—	$2,278	$58,684
Burnham Financial Services Fund	$10,533	$—	$108	$—
Burnham Financial Industries Fund	$12,369	$—	$65	$—

5. Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $36.12, $22.86 and $13.11 for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.

6. Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Industries Fund share class by limiting “other expenses” to 0.65%. The Agreement will terminate on April 30, 2014 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

22  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued) (Unaudited)

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for, interest charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the period ended June 30, 2013, the dividend expense and interest expense for securities sold short was $130,639 and $35,008, respectively, for Burnham Financial Industries Fund. For the period ended June 30, 2013, there were no extraordinary expenses allocated to the funds.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.

For the period ended June 30, 2013, the Adviser’s net recoupment or net reimbursement was as follows:

		Subject to Recoupment until 12/31:
	Reimbursement	2013	2014	2015
Burnham Financial Services Fund	$33,673	$—	$43,513	$193,911
Burnham Financial Industries Fund	$68,231	$—	$103,909	$207,055

There were no recoupments for the period ended June 30, 2013.

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2013, were as follows:

	Purchases	Sales
Burnham Fund	$38,365,725	$(42,413,910)
Burnham Financial Services Fund	$55,655,852	$(47,661,707)
Burnham Financial Industries Fund	$55,896,570	$(55,782,233)

Written option activity for the funds was as follows:

Burnham Fund

Written options	Number of contracts	Premiums
Call Option Outstanding at December 31, 2012	50	$201,794
Call Option Written	750	836,088
Call Option Closed	(200)	(726,712)
Call Option Outstanding at June 30, 2013	600	$311,170

Burnham Financial Services Fund

Written options	Number of contracts	Premiums
Call Option Outstanding at December 31, 2012	250	$14,000
Call Option Written	1,000	124,709
Call Option Expired	(250)	(14,000)
Call Option Closed	(1,000)	(124,709)
Call Option Outstanding at June 30, 2013	—	$—

Burnham Financial Industries Fund

Written options	Number of contracts	Premiums
Call Option Outstanding at December 31, 2012	4,200	$457,157
Put Option Outstanding at December 31, 2012	5,500	992,834
Call Option Written	3,250	469,921
Put Option Written	7,900	1,357,858
Call Option Expired	(1,500)	(187,680)
Put Option Expired	(500)	(59,728)
Call Option Closed	(1,800)	(225,256)
Put Option Closed	(10,800)	(1,828,495)
Call Option Exercised	(2,200)	(230,792)
Call Option Outstanding at June 30, 2013	1,950	283,350
Put Option Outstanding at June 30, 2013	2,100	$462,469

8. Distributions and Taxes

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS  23

Notes to Financial Statements (Continued) (Unaudited)

10. Transactions with Affiliated Securities

During the period ended June 30, 2013, Burnham Financial Services Fund owned shares of the following affiliated security. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

Affiliate	Value at 12/31/12	Cost of Purchases	Change in Unrealized Gain/(Loss)	Value at 6/30/13	Dividend Income
Burnham Financial Services Fund:
Peregrine Holdings LLC	$296,225	$—	$(944)	$295,281	$—

11. Restricted Securities

The funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At June 30, 2013, Burnham Financial Services Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of this security is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

Fund	Description, Date of Purchase, % of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Peregrine Holdings LLC 05/31/02 0.44%	275,000	$295,281	$295,281

12. Fund Risks

Burnham Financial Services Fund and Burnham Financial Industries Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity
•	Change in income conditions and interest rates
•	Financial companies may fall out of favor
•	Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, Burnham Financial Services Fund and Burnham Financial Industries Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued

24  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued) (Unaudited)

using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of June 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2013	Level 1	Level 2	Level 3	Total
Burnham Fund
Assets
Common Stock:
Consumer Discretionary	$42,365,300	$—	$—	$42,365,300
Consumer Staples	17,685,345	—	—	17,685,345
Energy	25,503,300	—	—	25,503,300
Financial Services	20,346,940	—	—	20,346,940
Health Care	11,925,800	—	—	11,925,800
Industrials	6,096,800	—	—	6,096,800
Information Technology	20,412,245	—	—	20,412,245
Materials	988,000	—	—	988,000
Telecommunications Services	7,056,600	—	—	7,056,600
Short-Term Instruments:	—	8,937,610	—	8,937,610
Total	$152,380,330	$8,937,610	$—	$161,317,940
Liabilities:
Written Options	(252,000)	—	—	(252,000)
Total	$(252,000)	$—	$—	$(252,000)
Burnham Financial Services Fund
Assets
Common Stock:
Banks	$37,558,177	$—	$—	$37,558,177
Diversified Financials	10,949,690	—	295,281	11,244,971
Thrifts & Mortgage Finance	14,367,363	—	—	14,367,363
Warrants:
Banks	1,514,000	—	—	1,514,000
Short-Term Instruments:	—	124,652	—	124,652
Total	$64,389,230	$124,652	$295,281	$64,809,163
Burnham Financial Industries Fund
Assets
Common Stock:
Banks	$27,816,141	$—	$—	$27,816,141
Diversified Financials	21,197,693	—	—	21,197,693
Thrifts & Mortgage Finance	14,421,920	—	—	14,421,920
Warrants:
Banks	1,514,000	—	—	1,514.000
Options – Long	62,000	—	—	62,000
Short-Term Instruments	—	1,461,995	—	1,461,995
Total	$65,011,754	$1,461,995	$—	$66,473,749
Liabilities
Short Sales	(13,887,777)	—	—	(13,887,777)
Written Options	(1,004,950)	—	—	(1,004,950)
Total	$(14,892,727)	$—	$—	$(14,892,727)

During the period ended June 30, 2013, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended June 30, 2013:

Burnham Financial Services Fund	Level 3 Assets
Common Stock:
Balance, January 1, 2013	$1,271,904
Sale	(653,861)
Realized (loss)	(1,478,617)
Change in Unrealized (Appreciation)	1,155,855
Balance, June 30, 2013	$295,281
Warrants:
Balance, January 1, 2013	$457
Change in Unrealized (Depreciation)	(457)
Balance, June 30, 2013	$—

Burnham Financial Industries Fund	Level 3 Assets
Warrants:
Balance, January 1, 2013	$1,369
Change in Unrealized (Depreciation)	(1,369)
Balance, June 30, 2013	$—

When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of June 30, 2013 are as follows:

Burnham Financial Services Fund	Fair Value at 06/30/2013	Valuation Technique(s)	Unobservable Input	Range
Common Stocks	$295,281	Capital Value	Discount	0%
Warrants	—	Capital Value	Discount	0%

Burnham Financial Industries Fund	Fair Value at 06/30/2013	Valuation Technique(s)	Unobservable Input	Range
Warrants	$—	Capital Value	Discount	0%

15. Disclosures about Derivative Instruments and Hedging Activities

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods

NOTES TO FINANCIAL STATEMENTS  25

Notes to Financial Statements (Continued) (Unaudited)

within those annual periods. The guidance requires retrospective application for all comparative periods presented. Effective January 1, 2013, the funds adopted ASU No. 2011-11.

The following table presents by financial instrument, each Fund’s derivative liabilities net of related collateral held at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statements of Assets and Liabilities[1]	Collateral Pledged[2]	Net Amount
Burnham Fund
Written options, at value	$252,000	$(252,000)	$—
Burnham Financial Industries Fund
Written options, at value	1,004,950	(1,004,950)	—
Securities sold short	13,887,777	(13,887,777)	—

[1]	Absent an event of default, derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]	In some cases, the actual collateral pledged may be more than the amount shown here due to overcollateralization. Collateral requirements differ by derivative and the enforceability of the right to offset may vary by jurisdiction.

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of June 30, 2013:

Fair Value of Derivative Instruments
As of June 30, 2013
Liability Derivatives

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Fair Value
Burnham Fund	Equity Contracts	Options written, at value	$252,000
Burnham Financial Industries Fund	Equity Contracts	Options written, at value	1,004,950

The Effect of Derivative Instruments on the Statements of Operations
For the Period Ended June 30, 2013

Fund	Change in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Burnham Fund	Equity Contracts	Realized gain on written options	$380,242
		Net unrealized appreciation on written options transactions		$21,876
Burnham Financial Services Fund	Equity Contracts	Realized gain on written options	110,186
		Net unrealized (depreciation) on written options transactions		(12,500)
Burnham Financial Industries Fund	Equity Contracts	Realized gain(loss) on purchased options	$(337,266)
		Realized gain on written options	1,472,399
		Net unrealized (depreciation) on written options transactions		$(171,553)

The derivative instruments outstanding as of period end as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

16. Subsequent Events

The Adviser has evaluated events and transactions for potential recognition or disclosure and determined that there are no material events that would require additional disclosure through the date the financial statements were issued.

26  NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of Burnham Fund, Burnham Financial Services Fund or Burnham Financial Industries Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013 to June 30, 2013.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During Period* 1/1/2013- 6/30/2013	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During Period* 1/1/2013- 6/30/2013	Expense Ratio*
Burnham Fund
Class A	$1,000	$1,084	$6.97	$1,000	$1,018	$6.75	1.35%
Class C	1,000	1,080	10.83	1,000	1,014	10.48	2.10%
Burnham Financial Services Fund
Class A	$1,000	$1,142	$9.56	$1,000	$1,016	$9.00	1.80%
Class C	1,000	1,138	13.52	1,000	1,012	12.72	2.55%
Burnham Financial Industries Fund
Class A	$1,000	$1,094	$11.88	$1,000	$1,013	$11.42	2.29%
Class C	1,000	1,090	15.48	1,000	1,010	14.89	2.99%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

OTHER INFORMATION  27

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

Factors Considered by the Independent Trustees in Approving the Investment Advisory and Sub-Advisory Agreements

The 1940 Act requires that the continuance of the Funds’ Investment Advisory Agreement with Burnham Asset Management Corp. (“Burnham”) on behalf of the Burnham Fund and the Sub-Advisory Agreements with Mendon Capital Advisors Corp. (“Mendon”) on behalf of the Burnham Financial Industries Fund and the Burnham Financial Services Fund (the “Sector Funds” and, together with the Burnham Fund, the “Funds”) (collectively, the Agreements“) be approved annually by both the Board of Trustees (the ”Board“) and by a majority of the Independent Trustees voting separately. The continuance of each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 23, 2013. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustee of the Trust and officers of Burnham, Mendon, and their affiliates. The Independent Trustees also relied upon the assistance of independent counsel to the Independent Trustees.

In the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham’s and Mendon’s investment and management services under the Agreements. These materials included: (i) information on the investment performance of the Funds and relevant indices over various time periods; (ii) sales and redemption data with respect to the Funds; (iii) the general investment outlook in the markets in which the Funds invest; (iv) arrangements with respect to the distribution of the Funds’ shares; (v) the procedures employed to determine the value of each Fund’s assets; (vi) the allocation of the Funds’ brokerage, including to an affiliate of Burnham, and the use of ”soft“ commission dollars to pay for research and brokerage services; and (vii) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of Burnham’s and Mendon’s compliance departments.

In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and Mendon, including without limitation information regarding Burnham, Mendon, their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of Burnham and Mendon to provide advisory services to the Funds and, in the case of Burnham, to supervise Mendon in its provision of sub-advisory services to the Sector Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

•	the investment performance of each Fund over various time periods both by itself and in relation to relevant indices;
•	the fees charged by Burnham for investment advisory and administrative services, as well as other compensation received by Burnham and its affiliates;
•	the fees paid to Mendon by Burnham;
•	the waivers of fees and reimbursements of expenses at times by Burnham and current expense cap arrangements;
•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;
•	the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;
•	investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of Burnham and Mendon) providing services to the Funds and the historical quality of the services provided by Burnham and Mendon; and
•	the profitability to Burnham and Burnham Securities Inc. (”BSI“ or the ”Distributor“) of managing, administering and distributing the Funds and the methodology in allocating expenses to the management of the Funds.

In considering the continuance of the Agreements, the Board, including the Independent Trustees, reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The materials factors and conclusions that formed the basis for the determination of the Board, including the Independent Trustees, to approve the continuance of the Agreements are discussed below:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Trustees, considered the nature, quality and extent of advisory, administrative and shareholder services performed by Burnham, including portfolio management for the Burnham Fund and supervision of Mendon for the Sector Funds, supervision of operations for all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Trustees, in their capacity as trustees, providing the services of a chief compliance officer for the Trust and other services. The Board, including the Independent Trustees, noted the Funds’ record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by Burnham (in both its capacity as adviser and administrator) in an increasingly regulated industry. The Board also considered certain governance and control matters related to the operation of Burnham, but concluded that the discussions were too preliminary to impact current consideration of the expected quality of services to be delivered by Burnham. With regard to Mendon, the Board, including the Independent Trustees, considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Sector Funds.

28  OTHER INFORMATION

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

The Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by Burnham, its affiliates, and Mendon, respectively, to the Funds under the Agreements, were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by Burnham and Mendon, as applicable. They also concluded that each of Burnham and Mendon currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.

2. Investment Performance of the Funds.

The Board, including the Independent Trustees, considered short-term and long-term investment performance for the Burnham Fund over various periods of time as compared to both relevant indices and the performance of such Fund’s Morningstar peer group. The Board recognized, based upon presentations from Burnham relating to investment performance and fund strategy, that Burnham Fund investments are not selected with a conscious growth or value bias in mind, and took note that the Burnham Fund’s style categorization had changed over time. Rather, the Board understood the risk-averse, tax-sensitive style employed by Burnham and the emphasis on long-term holding periods, both of which distinguish the Burnham Fund’s investment style from many other large-cap growth funds included in the Morningstar materials. Nonetheless, the Burnham Fund was in the first quintile for the three- and five-year periods, in the fourth quintile for the one-year period and in the second quintile for the ten-year period ended March 31, 2013, in relation to its Morningstar Peer Group. The Board also considered the S&P 500 ® Index to be an imperfect benchmark for comparison, given the significant variation between the securities comprising the S&P 500 ® Index and those typically held by the Burnham Fund. The Board concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Burnham Fund was satisfactory when viewed in the context of its historic investment style, was consistent with the Fund’s investment approach consistently communicated to investors, and was an important factor in the evaluation of the quality of services provided by Burnham under the Agreement for the Burnham Fund.

The Board also considered the investment performance of the Sector Funds, for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Morningstar materials and to relevant indices over available time periods. The Trustees noted the specialized nature of these Funds and the continuing impact of the financial crisis on financial services companies and on the Sector Funds’ more recent performance. The Board also considered the impact of negative cash flows caused primarily by withdrawals associated with investors’ sector preferences on the manager’s investment flexibility. The Board recognized the performance challenges of these Funds given their investment mandates and style and the current market conditions affecting financial stocks, and noted that Mendon was taking appropriate steps to address the Sector Funds’ performance. In particular, the Board noted the improved performance relative to the benchmark and peers for the one-year period ended March 31, 2013. The Board determined to continue to monitor performance for improvement.

3. Costs of Services and Profits Realized by Burnham.

(a) Costs of Services to Funds: Fees and Expenses.

The Independent Trustees considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by Burnham and Mendon to other accounts (if any) with similar investment mandates. The Board viewed favorably the current and historic willingness of Burnham to limit the total expense ratios of certain Funds and the agreement to contractually waive fees and reimburse expenses currently in effect. The Board, including the Independent Trustees, noted that the contractual management fees for the Burnham Fund were above the median within its Morningstar Expense Group, and that those for the Sector Funds were close to or above the median of their Morningstar Expense Groups. The Board considered that the higher relative expense ratios for Funds were primarily related to the small sizes of the Funds and of the fund complex as a whole. The Board concluded that, for each Fund, the advisory fee is acceptable based upon the qualifications, experience, reputation and performance of Burnham and Mendon and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

(b) Profitability and Costs of Services to Burnham.

The Board, including the Independent Trustees, considered Burnham’s discussion concerning its profitability and costs attributable to the Funds as part of the Burnham Fund complex. The Board recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Burnham funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ expenses compare unfavorably to many funds identified as peers by Morningstar. The Board also considered whether the amount of Burnham’s profit (if any) is a fair entrepreneurial profit for the management of the Funds. The Board also was aware of the impact of lower aggregate Fund assets on Burnham’s fees and the amount of expenses being absorbed due to contractual expense waivers. The Board, including the Independent Trustees, concluded that Burnham’s profitability for each Fund (if any) was not excessive, particularly in light of the quality of the services being provided to the Funds. The Independent Trustees did not review profitability data for Mendon because the sub-advisory fees had been negotiated on an arm’s-length basis by Burnham and the Funds are not directly responsible for paying such fees.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Trustees, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Independent Trustees noted the Funds do not have breakpoints

OTHER INFORMATION  29

Board of Trustees’ Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. However, given the relatively small size of each Fund and of the Fund complex as a whole, the Board did not believe that significant (if any) economies of scale have been achieved.

5. Whether Fee Levels Reflect Economies of Scale.

The Board, including the Independent Trustees, also considered enhancements in personnel and services provided to the Funds by Burnham in recent years, particularly in the area of administration, investor services and regulatory compliance, without an increase in fees. The Board recognized that Burnham and the Funds have benefited as a result of lower fees to certain service providers in recent years.

6. Other Relevant Considerations.

(a) Personnel and Methods.

The Board, including the independent Trustees, considered the size, education and experience of the staff of Burnham and Mendon. The Board also considered the favorable history, reputation, qualifications and background of Burnham and Mendon, as well as the qualifications of their personnel.

(b) Other Benefits

The Board, including the Independent Trustees, also considered the character and amount of other direct and incidental benefits received by Burnham, Mendon and their affiliates from their association with the Funds, including the relatively small amount of soft dollar services received by Mendon and the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by BSI. The Board concluded that potential ”fall-out“ benefits that Burnham, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Based on this review, it was the judgment of the Board, including the Independent Trustees, that shareholders of the Burnham Fund had received satisfactory performance at reasonable fees. With respect to the Sector Funds, it was the judgment of the Board, including the Independent Trustees, that the Fund’s performance, which was achieved at reasonable prices, was acceptable given the context of their investment strategies and the sectors in which they invest. As a part of its decision-making process, the Board, including the Independent Trustees, noted that Burnham and Mendon have long-standing relationships with the Funds they advise or sub-advise, as applicable, and the Board, including the Independent Trustees, believes that a long-term relationship with capable, conscientious advisers is in the best interests of the Funds and their shareholders. The Board, including the Independent Trustees, considered, generally, that shareholders invested in the Funds knowing that Burnham or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules. As such, the Board, including the Independent Trustees, considered, in particular, whether Burnham and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders. After full consideration of the above factors, as well as other factors that the Board, including the Independent Trustees, considered instructive in evaluating the Agreements, the Board, including the Independent Trustees, unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders, and on May 23, 2013, approved continuance of the Agreements for one-year.

30  OTHER INFORMATION

Distributor

Burnham Securities Incorporated

1325 Avenue of the Americas
New York, NY 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the trust’s website at http://www.burnhamfunds.com.

Adviser/Administrator

Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

Transfer Agent

BNY Mellon
4400 Computer Drive
Westborough, MA 01581

Custodian

UMB Bank N.A.
1010 Grand Blvd
Kansas City, MO 64106

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square,
Suite 2000
Philadelphia, PA 19103

OFFICERS OF THE TRUST

Jon M. Burnham
President and Chief Executive Officer

Pat A. Colletti
Chief Financial Officer and Treasurer

Debra B. Hyman
Executive Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Officer

Ronald M. Geffen
Vice President

Thomas N. Calabria
Chief Compliance Officer and Secretary

BOARD OF TRUSTEES

Chairman
Jon M. Burnham

Trustees

William F. Connell

Margaret Eisen

Bruce Mac Corkindale

SEC file number: 811-00994

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)    Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable to this filing.
(a) (2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a) (3)	Not applicable to this filing.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust
By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	August 27, 2013

By (signature and title)*	/s/ Pat A. Colletti
Pat A. Colletti
Chief Financial Officer (Principal Financial Officer)

Date	August 27, 2013